POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby
constitutes and appoints each of Wayne Levin and Laurie
May, signing singly, the undersigned's true and lawful
attorney-in-fact to:
(1)  execute for and on behalf of the undersigned, in
the undersigned's capacity as an officer and/or
director of Lions Gate Entertainment Corp. (the
Company), Forms 3, 4, and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the
rules thereunder;
(2)  do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable
to complete and execute any such Form 3, 4, or 5,
complete and execute any amendment or amendments
thereto, and timely file such form with the United
States Securities and Exchange Commission and any stock
exchange or similar authority; and
(3)  take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the
undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall be
in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.
The undersigned hereby grants to each such attorney-in-
fact full power and authority to do and perform any and
every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights
and powers herein granted, as fully to all intents and
purposes as the undersigned might or could do if
personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that
such attorney-in-fact, or such attorney-in-fact's
substitute or substitutes, shall lawfully do or cause
to be done by virtue of this power of attorney and the
rights and powers herein granted.  The undersigned
acknowledges that the foregoing attorneys-in-fact, in
serving in such capacity at the request of the
undersigned, are not assuming, nor is the Company
assuming, any of the undersigned's responsibilities to
comply with Section 16 of the Securities Exchange Act
of 1934.
This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to
file Forms 3, 4, and 5 with respect to the
undersigned's holdings of and transactions in
securities issued by the Company, unless earlier
revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 11th day of
November, 2004.
/s/ Mark Amin